Annual Fund Operating Expenses - Invesco Zacks Multi-Asset Income ETF - ETF	Aug. 27, 2021
Operating Expenses:
Management Fees	0.50%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.27%	[1]
Total Annual Fund Operating Expenses	1.00%

[1]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.